UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2023
Crown Castle Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8020 Katy Freeway, Houston, Texas 77024-1908
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K/A hereby amends the Current Report on Form 8-K filed by Crown Castle Inc. ("Company") on December 7, 2023 ("Appointment 8-K") to disclose additional information regarding Anthony J. Melone's appointment as interim President and Chief Executive Officer (previously disclosed as interim Chief Executive Officer).

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(c) On December 6, 2023, the Company's Board of Directors ("Board") appointed Mr. Melone, a member of the Board, as interim President and Chief Executive Officer of the Company ("Interim Officer"), effective as of January 16, 2024 ("Effective Date"). At the time of the Appointment 8-K, the Board had not finalized Mr. Melone's compensation related to his appointment.

On December 12, 2023, the Board approved, as of the Effective Date, Mr. Melone's compensation consisting of (1) a monthly base salary of $265,000 while Mr. Melone serves as Interim Officer and (2) the grant of restricted stock units underlying Company's common stock, having a value of approximately $4,330,000, based upon the per share closing price of the Company's common stock as of the Effective Date ("RSUs"). The RSUs will be granted pursuant to the Company's 2022 Long-Term Incentive Plan, as amended, and will be eligible to vest on the first anniversary of the Effective Date; provided, such RSUs will vest immediately if, prior to such date, the Company terminates Mr. Melone's employment without cause, including termination in connection with the Board's appointment of a successor. Mr. Melone will not be eligible to participate in the Company's 2024 Executive Management Team Annual Incentive Plan or, during his service as Interim Officer, receive compensation for his service on the Board.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INC.
By:	/s/ Edward B. Adams, Jr.
	Name:	Edward B. Adams, Jr.
	Title:	Executive Vice President and General Counsel
Date: December 15, 2023